PANORAMA PLUS SEPARATE ACCOUNT

           SUPPLEMENT DATED NOVEMBER 20, 1995 TO THE PROSPECTUS
                           Dated May 1, 1995
                                  of

         CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
                             (the "Company")

                           Money Market Portfolio
                        Government Securities Portfolio
                              Income Portfolio
                           Total Return Portfolio
                               Growth Portfolio
                         International Equity Portfolio

     At a meeting of the Company's Board of Directors on November 17, 1995, the Board approved several changes to the management of the Company and the Portfolios as a result of the merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to all Portfolios. The
Merger is expected to be consummated during the first three months of 1996.

     The Board has approved the following changes to the Company's management subject to consummation of the Merger and to the approval of the Portfolios' shareholders:

* The selection of Oppenheimer Management Corporation ("Oppenheimer"), Two World Trade Center, New York, NY, as the investment adviser to all Portfolios. Oppenheimer is a registered investment adviser which, together with its affiliates, has over $38 billion under management. Oppenheimer is an indirect subsidiary of Massachusetts Mutual. (Effective immediately upon consummation of the Merger and approval by shareholders.)

      The rate of the investment management fee applicable to each Portfolio will not change as a result of Oppenheimer's assumption of management of the Portfolios.

* The selection of Babson-Stewart Ivory International ("Babson-Stewart"), a registered investment adviser and affiliate of Massachusetts Mutual, as the subadviser to the International Equity Portfolio. Scudder, Stevens & Clark, Inc. ("Scudder"), the current subadviser to the International Equity Portfolio, will not provide subadvisory services after the Merger. The rate of the subadvisory fee to be paid by Oppenheimer to Babson-Stewart is less than that paid by G.R. Phelps to Scudder. However, unlike the current Scudder fee arrangement, Babson-Stewart's subadvisory fee will not be calculated on the aggregate assets of the Portfolio and other portfolios managed by Babson-Stewart. (Effective immediately after the consummation of the Merger and approval by shareholders.)

* The nomination of eight (8) new directors to serve as the Company's Board of Directors. (Effective 90 days after the consummation of the Merger and approval by shareholders.)

     Until the transition to full service by Oppenheimer and its affiliates to the Portfolios is completed during the 90 day period after the consummation of the Merger, distribution services will continue to be provided by Connecticut Mutual Financial Services, L.L.C. (the current distributor).

     The Board was also informed that, subject to receipt of an order of the Securities and Exchange Commission for which no application has yet been made, corresponding Oppenheimer mutual funds may be substituted for Money Market Portfolio, Government Securities Portfolio and Income Portfolio.

November 20, 1995